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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                October 29, 2001
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

           Cayman Islands                          1-10809                            98-0191089
  (State or other jurisdiction of          (Commission file number)                (I.R.S. Employer
   incorporation or organization)                                                Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.   Other events.


On October 29, 2001, XL Capital Ltd issued the press release attached as Exhibit 99(a) and incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.


          (c) Exhibits.  The following exhibit is filed herewith:

          Exhibit No.             Description

          99(a) Press Release ("XL Capital Announces Plans To Issue Ordinary Shares") dated October 29, 2001.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 29, 2001


                               XL CAPITAL LTD


                               By: /s/ PAUL S. GIORDANO
                                   ------------------------------------------
                                   Name:   Paul S. Giordano
                                   Title:  Executive Vice President and
                                   General Counsel and Secretary


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                                                                   Exhibit 99(a)


                                                            XL Capital Ltd
                                                                  XL House
                                                       One Bermudiana Road
                                                    Hamilton HM 11 Bermuda
                                                     Phone: (441) 292-8515
                                                       Fax: (441) 292-5280

NEWS RELEASE

IMMEDIATE

Contact:        Gavin R. Arton                      Roger R. Scotton
                Investor Relations                  Media Relations
                441-294-7104                        441-294-7165


                       XL CAPITAL ANNOUNCES PLANS TO ISSUE
                                 ORDINARY SHARES

     HAMILTON, Bermuda (October 29, 2001) - XL Capital Ltd ("XL") (NYSE: XL) announced today that it currently plans to sell up to 7,000,000 ordinary shares (plus any additional shares that may be issued upon exercise of the underwriters' overallotment option) pursuant to XL's currently effective shelf registration statement. The underwriters for XL's ordinary share offering are Goldman, Sachs & Co., as book runner, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse First Boston Corporation, JPMorgan and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     The net proceeds from the sale of ordinary shares will be used for general corporate purposes.

     XL Capital Ltd, through its operating subsidiaries, is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies, and other enterprises on a worldwide basis. As at September 30, 2001, XL had consolidated assets of approximately $25.7 billion and consolidated shareholders' equity of approximately $4.8 billion. More information about XL is available at www.xlcapital.com.

     This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the ordinary shares or any other securities, nor will there be any sale of the ordinary shares or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

     This press release may contain forward-looking statements which involve inherent risks and uncertainties. Statements that are not historical facts, including statements


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about XL's beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in XL's most recent report on Form 10-K and XL's other documents on file with the Securities and Exchange Commission. XL undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.



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